Contingent assets and liabilities	6 Months Ended
Dec. 31, 2025
Contingent assets and liabilities [Abstract]
Contingent assets and liabilities
Note 30. Contingent assets and liabilities

Settlement of Rhyolite Ridge

The Company has entered an option agreement to purchase Rhyolite Ridge from Boundary Peak Minerals LLC on 3 June 2016. The Company has made 4 progress payments to Boundary Peak under the agreement. A final payment will fall due following Board making a ‘decision to mine’ the Rhyolite Ridge property. Once this decision is made, the Company is required under the terms of the contract to either:

●	Pay Boundary Peak LLC US $3 million, or
●	Issue shares (or a mix of both shares and cash) to Boundary Peak LLC, to the equivalent of US $3 million at a fixed exchange rate of USD $0.75 = AUD $1.00.

As at the date of this report, the decision to mine has not yet been made by the Company.

There are no other known contingent liabilities as at 31 December 2025.